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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported):  June 21, 2001


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                              WSR ENERGY RESOURCES, INC.
                        Formerly SPENCER'S RESTAURANTS, INC.
               (Exact name of registrant as specified in its charter)


        Delaware                       1-13818                   06-1369616
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     (State or other              (Commission File           (I.R.S. Employer
     jurisdiction of                  Number)              Identification No.)
     incorporation or
      organization)



4701 N. Federal Highway, Suite 370, B-9
Lighthouse Point, FL                                             33064
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  (Address of principal                                         (Zip Code)
    executive offices)


       Registrant's telephone number, including area code:  954-784-5044


                                   NOT APPLICABLE
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          (Former name or former address, if changed since last report)


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

ITEM 5. Other Events.

On June 21, 2001, Articles of Amendment were filed with the State of Delaware and the name of the corporation was changed to WSR Energy Resources, Inc.

Additionally, it was agreed that a reverse stock split of the capital stock of the corporation will be effected immediately on a one for 400 basis pursuant to the requisite board of directors and shareholder consent.


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          WSR Energy Resources, Inc.


Date: June 21, 2001                        By: /s/ Peter Nardangeli
                                          ----------------------------
                                          Peter Nardangeli
                                          President